UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021 (May 5, 2021)

EXPERIENCE INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39046	84-1890381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 St, Paul St., Suite 800
Denver, CO 80206

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 284-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	EXPCU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EXPC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50	EXPCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2021, Experience Investment Corp. (the “Company”) held a special meeting of stockholders via remote communication (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of December 14, 2020 (as amended or modified from time to time, the “Merger Agreement”), with Experience Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) and Blade Urban Air Mobility, Inc., a Delaware corporation (“Blade”), providing for, among other things, and subject to the terms and conditions therein, a business combination between Blade and the Company pursuant to the proposed merger of Merger Sub with and into Blade with Blade continuing as the surviving entity (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As of the close of business on March 17, 2021, the record date for the Special Meeting, there were 34,375,000 shares of the Company’s common stock, par value $0.001 per share, (“Common Stock”) outstanding and entitled to vote, of which the holders of 18,722,047 shares of Common Stock were present or represented by proxy at the Special Meeting, which number constituted a quorum.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Special Meeting:

Proposal 1:             The Business Combination Proposal.

A proposal to adopt the Merger Agreement and approve the transactions contemplated thereby.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
19,442,673	1,087,824	35,420	0

Proposal 2:             The Charter Proposal.

A proposal to approve and adopt the second amended and restated certificate of incorporation of the Company.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
19,418,816	1,089,646	57,455	0

Proposal 3:             The Governance Proposal.

Proposals to vote on, on a non-binding advisory basis, certain governance provisions in the second amended and restated certificate of incorporation presented separately in accordance with the United States Securities and Exchange Commission Requirements:

Proposal 3A:          To cause the Company to not be governed by Section 203 of the Delaware General Corporate Law (“DGCL”) and, instead, include a provision in the second amended and restated certificate of incorporation that is substantially similar to Section 203 of the DGCL.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
16,517,827	3,974,752	73,338	0

Proposal 3B:          To approve an increase of the Company’s total number of authorized shares of all classes of capital stock from 111,000,000 shares to 402,000,000 shares, which would consist of (i) increasing the authorized Company Class A common stock from 100,000,000 shares to 400,000,000 shares, (ii) increasing the authorized Company preferred stock from 1,000,000 shares to 2,000,000 shares and (iii) eliminating the Company Class B common stock.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
19,012,928	1,447,031	95,958	0

Proposal 3C:          To approve provisions in the second amended and restated certificate of incorporation that provide that certain transactions are not “corporate opportunities” and that each of Experience Sponsor LLC and each member of the board of directors of the Company (the “Board”) who is not an employee of the Company and their respective affiliates and the investment funds affiliated with them and their respective successors and affiliates and all of their respective partners, principals, directors, officers, members, managers, equity holders and/or employees, including any of the foregoing who serve as officers or directors of the Company are not subject to the doctrine of corporate opportunity.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
19,328,167	1,158,702	79,048	0

Proposal 4:             The Incentive Plan Proposal.

A proposal to approve and adopt the 2021 Omnibus Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
19,227,919	1,259,321	78,677	0

Proposal 5:             The Director Election Proposal.

A proposal to approve the election of each of seven directors to serve staggered terms on the Board until immediately following the annual meeting of Company stockholders for the calendar year ended December 31, 2021 (Class I), 2022 (Class II) and 2023 (Class III), as applicable, and until their respective successors are duly elected and qualified.

To approve the election of Edward Philip to the Board as a Class I director:

Votes Cast For	Votes Cast Against	Abstentions
19,433,247	0	1,132,670

To approve the election of David Zaslav to the Board as a Class I director:

Votes Cast For	Votes Cast Against	Abstentions
19,284,911	0	1,281,006

To approve the election of Eric Affeldt to the Board as a Class II director:

Votes Cast For	Votes Cast Against	Abstentions
19,368,492	0	1,197,425

To approve the election of Kenneth Lerer to the Board as a Class II director:

Votes Cast For	Votes Cast Against	Abstentions
20,498,562	0	67,355

To approve the election of Jane Garvey to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
20,492,316	0	73,601

To approve the election of Robert Wiesenthal to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
20,489,146	0	76,771

To approve the election of Susan Lyne to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
20,506,980	0	58,937

Proposal 6:              The Nasdaq Proposal.

A proposal to approve for purposes of complying with Nasdaq Rules 5635(a), (b) and (d), the issuance of (i) more than 20% of the Company’s issued and outstanding shares of common stock in connection with the Transactions, and more than 20% of the Company’s issued and outstanding shares to a single holder (which may constitute a change of control under the Nasdaq Rules); and (ii) shares of Class A Common Stock to a director, officer or Substantial Shareholder (as defined by Nasdaq Rule 5635(e)(3)) in connection with the Transactions.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
19,319,826	1,165,248	80,843	0

Proposal 7:             The Adjournment Proposal.

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Governance Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Nasdaq Proposal.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
19,336,355	1,167,417	62,145	0

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

On May 5, 2021, the Company issued a press release announcing the approval of the proposals related to the Business Combination at the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPERIENCE INVESTMENT CORP.

Dated: May 6, 2021	By:	/s/ Charlie Martin
	Name:	Charlie Martin
	Title:	Chief Financial Officer